Management Call CARDINAL Year 2 Data EAGLE Year 3 Data MOXIe Baseline-Controlled Study Data Third Quarter 2020 Earnings NOV 9.2020 Exhibit 99.3

Forward-Looking Statements This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Bardoxolone methyl and omaveloxolone are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda Opening Remarks | Warren Huff, CEO Clinical Updates | Colin Meyer, MD, Chief R&D Officer CARDINAL Year 2 Phase 3 study results EAGLE long-term efficacy data MOXIe Baseline-Controlled study  Financial & Operational Update | Manmeet Soni, COO & CFO Concluding Remarks | Warren Huff, CEO

CARDINAL Phase 3 YEAR 2 Data EAGLE Year 3 Data

Efficacy Conclusions cycle CARDINAL met its Year 2 primary endpoint (p=0.0005) eGFR improvements continued in 2nd and 3rd year of treatment CARDINAL met its Year 2 key secondary endpoint (p=0.023) Treatment benefit observed in multiple subgroups Composite of kidney failure events was reduced by 50% Persistent efficacy following off-treatment periods at Week 52 and Week 104 is consistent with disease modifying effect

Safety Conclusions AE Profile is consistent with prior trials Majority of AEs were mild to moderate in severity Approximately 50% fewer Bard patients reported SAEs UACR not increased relative to placebo after two years Fewer non-kidney AEs associated with Alport in Bard patients Changes in weight, BNP, and aminotransferases are considered pharmacological effects1,2 No imbalances in fluid overload events or increases in blood pressure observed Bard had a favorable safety profile in patients with Alport syndrome 1Lewis et al., Clinical Trans Sci (2020); 2Chertow et al., J Diabetes Complications (2018)

Alport Syndrome is a Severe, Inherited Form of CKD 30,000 - 60,000 in the US6 32,000 - 64,000 in the EU6 1USRDS (2014), 2Jais et al., JASN (2000); 3Kashtan et al., Kidney Int (2018); 4Kruegel et al., Nat Rev Nephrol (2013); 5Gomez et al., JCI (2015); 6Estimated based on Persson et al., Clin Nephrol (2005); Temme et al., Kidney Int. (2012)   Alport syndrome is the second most common inherited cause of kidney failure1 Characterized by progressive loss of kidney function, sensorineural hearing loss, and ocular abnormalities2,3 Collagen mutations drive mitochondrial dysfunction, inflammation, and fibrosis4,5 Very severe form of CKD with no approved therapies

1Kashtan et al., Kidney Int (2018); 2Jais et al., JASN (2000); 3NKF-ASF-FDA Voice of the Patient Externally Led Patient-Focused Drug Development Meeting on Alport Syndrome, August 3, 2018; 4CARDINAL Phase 3 historical eGFR decline rate  Burden of Disease in Alport Syndrome Up to 100% Lifetime risk for ESKD1 25 Years Median age at ESKD in most severe patients2 27% of Patients Have anxiety or depression due to fear of kidney failure3 -5.1 mL/min per year Rate of kidney function loss despite standard of care4

CARDINAL Phase 3: Pivotal Study Design International, randomized, double-blind, placebo-controlled, registrational, two-year trial Largest and longest interventional study in patients with AS Enrolled a wide and representative range of patients with AS eGFR: 30 to 90 mL/min Age: 12 to 70 years Primary Endpoints: on-treatment change from baseline in eGFR vs placebo at Week 48 and Week 100 Key Secondary: off-treatment change from baseline in eGFR vs placebo at Week 52 and Week 104 (4 weeks after withdrawal of drug) R Year 1 On-Treatment Year 2 On-Treatment W/D W/D Bard Placebo Bard Placebo Off study drug Off study drug 1:1

CARDINAL: Disposition KEYWORD Placebo Bard ITT Population 80 77 Completed Year 1 71 (89%) 60 (78%) Received dose in Year 2 69 (86%) 58 (75%) Completed treatment through Week 100 67 (84%) 51 (66%) Completed follow-up through Week 104 79 (99%) 75 (97%) Discontinuations for Bard patients were higher than the placebo No more than two discontinuations due to any one AE Approximately half of imbalance was due to management of aminotransferase increases 98% of patients completed follow-up through Week 104

# CARDINAL Met Year 2 Primary and Key Secondary Endpoints

(Intent-to-Treat Population)


12
10
8
6
4
2
0
Difference (Bard – Placebo)
Mean ± SEM, mL/min/1.73 m²
p=0.0005
p=0.023
7.7
4.3
Primary
(Week 100)
Key Secondary
(Week 104)

**Mean ± SEM eGFR Change (mL/min/1.73 m$^2$)**

| Endpoint | Placebo | Bard | Difference (Bard – Placebo) |
|---|---|---|---|
| **Primary (ITT)** | -8.5 ± 1.5 | -0.8 ± 1.6 | **7.7 ± 2.1 (p=0.0005)** |
| **Primary (mITT)** | -9.6 ± 1.5 | 1.7 ± 1.6 | **11.3 ± 2.2 (p<0.0001)** |
| **Key Secondary (ITT)** | -8.8 ± 1.4 | -4.5 ± 1.4 | **4.3 ± 1.9 (p=0.023)** |

Randomization was stratified by baseline urinary albumin to creatinine ratio (UACR) category (≤300; >300 to 1000; >1000 to 3500). The difference between Bard and placebo is estimated using a model with baseline eGFR, UACR stratification, and fraction of expected Year 2 treatment duration as covariates and treatment as a fixed effect. The primary endpoint was analyzed using mixed-model repeated measures (MMRM) with no imputation, and the key secondary endpoint was analyzed using analysis of covariance (ANCOVA) with treatment-based multiple imputation for missing data. The point estimate for each treatment group was based on a model that used two UACR categories (≤300; >300) to account for the small sample size in the two higher categories. mITT (as-treated) analysis assesses the effect of receiving treatment by excluding values after patients discontinued treatment.
Key secondary endpoint (Week 104) is 4-weeks after last dose in second year of treatment.

REATA PHARMACEUTICALS

11

Year 1 Year 2 4 week Off-Treatment CARDINAL: eGFR Increase with Bard Continued in Year 2 Data plotted are observed mean changes from baseline in eGFR. Changes in eGFR in Year 2 eGFR are calculated relative to Year 1 Baseline. 1 Intent-to-treat (ITT) analysis includes eGFR values for patients who remain on or have discontinued study drug. 2 Modified ITT (mITT) analysis assesses the effect while a participant is receiving drug and excludes eGFR values collected after final dose, as was done in REPRISE trial for ADPKD (Torres et al., NEJM 2017). Placebo ITT (n) 80 80 79 75 71 68 70 71 72 73 Bard ITT (n) 77 74 69 65 66 66 63 61 62 65 Bard mITT (n) 77 69 62 60 57 57 56 53 51 48

4 week Off-Treatment 4 week Off-Treatment EAGLE Extension: All Bard Patients with eGFR Data at Year 3 Year 1 Baseline Week 48 Change 61.8 ± 20.9 11.5 ± 8.3 Year 2 Week 52 (Year 2 Baseline) Week 100 Change 67.3 ± 26.9 13.3 ± 9.6 Year 3 Week 104 (Year 3 Baseline) Week 152 Change 64.1 ± 25.6 11.0 ± 14.6 Data are observed mean ± SD changes from baseline in eGFR. Changes in eGFR in Year 2 and Year 3 eGFR are calculated relative to Year 1 Baseline. CARDINAL (N=14) EAGLE (N=14)

Bard Reduced Risk of Kidney Failure Event Composite Bard reduced the risk by 50% of a kidney failure event composite defined as: ESKD, Confirmed 30% eGFR decline, or Confirmed eGFR < 15 mL/min/1.73 m2 Hazard ratio=0.49 p=0.086 Probability of No Event

Pre-specified Subgroups Favored Bard Favors Placebo Favors Bard On-treatment and off-treatment benefit with Bard compared to Placebo observed in multiple subgroups and across multiple stages of disease Efficacy observed on top of standard of care ACEi/ARB therapy Week 100 Difference (Bardoxolone Methyl – Placebo)

Treatment Effect in Pediatric Patients eGFR Change from Baseline Mean± SEM, mL/min/1.73 m2 Placebo Bard Week 100 and Week 104 eGFR changes for pediatric subpopulation analyzed using the same methodologies described for overall ITT population. p=0.004 p=0.017 Difference (Bard ─ Placebo) Week 100 13.8 ± 5.7 (p=0.017) Week 104 14.6 ± 5.0 (p=0.004) Mean ± SEM eGFR Change (mL/min/1.73 m2)

Adverse Event Overview Placebo (n=80) Bard (n=77) Number of Patients with AE 77 (96%) 75 (97%) Number of Patients with SAE 15 (19%) 8 (10%) Pediatric Patients with SAE 2 (3%) 0 Discontinuations due to AEs 4 (5%) 10 (13%) No Deaths SAEs in patients treated with Bard: Approximately half the rate of placebo No fluid overload or cardiac events None reported in pediatric patients Discontinuation due to AEs higher in patients treated with Bard No imbalances in other AE categories of interest Adverse Event Overview Adverse Event Categories of Interest Placebo (n=80) Bard (n=77) Infections and Infestations 45 (56%) 46 (60%) Nervous System 33 (41%) 24 (31%) Vascular 13 (16%) 10 (13%) Cardiac 7 (9%) 4 (5%) Cancers* 3 (4%) 0 Summary of number and (percentage) of patients reporting AEs in each SOC. * Excludes non-malignant neoplasm AEs

Adverse Events Reported in > 10% of Patients Placebo (n=80) Bard (n=77) Muscle spasms 27 (34%) 38 (49%) Alanine aminotransferase increased 2 (3%) 36 (47%) Aspartate aminotransferase increased 1 (1%) 19 (25%) Nasopharyngitis 24 (30%) 18 (23%) Headache 16 (20%) 16 (21%) Fatigue 12 (15%) 14 (18%) Nausea 11 (14%) 13 (17%) Peripheral edema 11 (14%) 12 (16%) Upper respiratory tract infection 8 (10%) 12 (16%) Diarrhea 6 (8%) 12 (16%) Hyperkalemia 5 (6%) 11 (14%) Brain natriuretic peptide increased 3 (4%) 11 (14%) Weight decreased 1 (1%) 10 (13%) Back pain 13 (16%) 9 (12%) Abdominal pain 13 (16%) 8 (10%) Blood creatine phosphokinase increased 9 (11%) 5 (7%) Dizziness 12 (15%) 3 (4%) AE profile consistent with prior trials Majority of AEs were mild or moderate Anticipated AEs likely related to pharmacology of drug1,2 Muscle spasms: not associated with evidence of muscle injury ALT and AST increases: no cases of Hy’s Law or other evidence of liver injury Slight BNP increases: not associated with BP elevations or fluid overload Weight loss: more pronounced in patients with higher BMI and not seen in pediatric patients Hyperkalemia events primarily occurred in patients on ACEi/ARB 1Lewis et al., Clinical Trans Sci (2020); 2Chertow et al., J Diabetes Complications (2018)

No Changes in Blood Pressure or Imbalances in Fluid-Overload Adverse Events Blood pressure, a sensitive measure of fluid status, was unchanged relative to placebo No imbalances in AEs associated with fluid status, including hypertension or peripheral edema No SAEs of fluid-overload in patients treated with Bard Systolic Blood Pressure Over Time Diastolic Blood Pressure Over Time 0 12 24 36 48 52 64 76 88 100 104 0 12 24 36 48 52 64 76 88 100 104 Off-Treatment Off-Treatment Off-Treatment Off-Treatment

UACR Not Increased Relative to Placebo at Year 2 Early UACR increases accounted for by eGFR increases UACR not significantly different than placebo at Weeks 100 and 104 Baseline Week 12 Week 48 Week 100 Week 104 Placebo 134.5 (33.4) 133.4 (33.8) 141.6 (38.5) 186.1 (53.8) 166.1 (47.7) Bard 148.1 (34.3) 288.4 (70.4) 284.1 (72.7) 248.3 (67.0) 180.7 (51.1) Geometric Mean UACR Over Time Geometric Mean ± SEM UACR (mg/g) 0 12 24 36 48 52 64 76 88 100 104 Off-Treatment Off-Treatment

Non-Kidney Symptoms Associated with Alport Syndrome Percentage of Patients Placebo Bard Non-kidney AEs associated with Alport syndrome, including psychiatric, hearing and vestibular, and ocular, occurred less frequently in Bard patients

# Other Review Topics

| Key Question | Supporting Data |
|---|---|
| Is Bard causing hyperfiltration? | Profile of eGFR and UACR inconsistent with kidney injury<br>Bard reduced risk for adverse kidney outcomes in CARDINAL |
| Profile of patients who discontinued Bard early | Patients who discontinued Bard similar to placebo after 2 years |
| Effect of using the REPRISE methodology[1] | Similar significant results with REPRISE methodology |
| Impact of off-treatment analysis window | ISS dataset (>3000 patients) validate resolution of off-treatment eGFR changes after 14 days off drug<br>Only 1 Bard Week 104 off-treatment value collected < 21 days after last dose |

| Median Week 100 eGFR Change | Placebo: -7.9 mL/min | Bard D/C: -8.3 mL/min |
|---|---|---|

Off-Treatment Effect: 4.4 mL/min (p=0.019)

| Days off drug | Mean: 35 | Median: 28 |
|---|---|---|

[1] REPRISE trial used annualized rate of eGFR change as a covariate to account for patients who discontinued treatment early with no imputation for missing data (*Torres et al., NEJM 2017*).

REATA PHARMACEUTICALS

22

Conclusions cycle Alport syndrome is a rare, severe disease with no approved therapies Primary and key secondary efficacy endpoints were met at Year 1 and Year 2 CARDINAL was the largest interventional trial conducted in patients with Alport syndrome Bard had favorable safety profile Clinically meaningful improvements in eGFR reduced risk for kidney failure events by 50% Bard may be the first therapy to preserve kidney function with disease-modifying effects in patients with Alport syndrome

Regulatory Update We recently completed pre-NDA meeting with the FDA to discuss NDA submission and content plans We received feedback on questions regarding our submission plan for clinical data, clinical pharmacology data, nonclinical data, CMC, and other topics FDA confirmed our NDA content and data plan, including the presentation and content of our safety data and the adequacy of our nonclinical and clinical pharmacology programs FDA confirmed agreement with our manufacturing scale, stability program, and testing plans and provided comments regarding their expectations and recommendations for testing and analytical method development Based on the meeting results, we plan to proceed with an NDA filing for full marketing approval in Q1 2021 We are continuing our preparations to file for marketing approval in Europe

Impact of Global COVID-19 Pandemic COVID- Related Challenges Varying lockdown periods across geographies CKD patients are at risk of severe illness1 Travel restrictions and study site closures limited in-person visits Operational Changes to CARDINAL Modified visit windows to increase scheduling flexibility Direct shipment of drug to patients Home health visits Documentation of all COVID-related disruptions 1CDC COVID-19 Guidance for People with Certain Medical Conditions

THANK YOU to patients, caregivers, investigators, and site staff for their participation

Omaveloxolone Baseline-Controlled Study

Objective and Overview of Baseline-Controlled Study Baseline-controlled study (cross-over study) assessed the strength and certainty of the positive primary endpoint findings in MOXIe Part 2 Treatment-naïve patients from MOXIe Part 1 and Part 2 served as their own controls to assess changes in mFARS in MOXIe Extension Pre-treatment period Treated period Part 2 Part 1 Extension

Overview of Design Primary efficacy endpoint: paired difference in annualized mFARS slope for treatment period vs pre-treatment period Primary analysis population: Part 1 patients and Part 2 placebo patients without pes cavus who had an mFARS assessment at Week 48 of MOXIe Extension (n=34) Multiple sensitivity analyses conducted to assess robustness of results Baseline-controlled study maintained operational and analytical rigor mFARS assessments conducted in a similar and rigorous manner throughout MOXIe Part 1, Part 2, and Extension Investigators and patients remained blinded to prior treatment assignments All analyses performed using the MOXIe Extension database lock, which occurred before Reata’s public announcement of the “cross-over study”

Baseline-Controlled Study mFARS Results Demonstrate Significance Across All Analysis Populations Primary Analysis: -3.76 improvement in mFARS (p-value=0.0022) All analysis populations demonstrated a statistically significant treatment effect All populations showed worsening during pre-treatment period All populations showed reversal of disease course and improvement during the treatment period Pre-specified test of paired differences between Part 1 and Part 2 populations showed no difference (p=0.53), confirming suitability of pooling Analysis Population Pre-treatment Mean (SE) Treatment Mean (SE) Paired Difference Mean (SE) p-value Primary Population (n=34) 2.28 (0.49) -1.47 (0.96) -3.76 (1.13) 0.0022 Part 2 Placebo (n=14) 2.84 (1.05) -1.79 (1.56) -4.62 (1.89) 0.029 Part 1 (n=20) 1.90 (0.40) -1.26 (1.25) -3.15 (1.43) 0.040 Analyses of Annualized Rate of Change in mFARS

All Sensitivity Analyses Demonstrated a Significant Treatment Effect All pre-specified and post-hoc sensitivity analyses demonstrated significant treatment effect and upheld primary analysis conclusions Sensitivity Analysis Contributing Data (n) mFARS Slope, Mean (SE) Pre-treatment Treatment Difference p-value Multiple Imputation 52 52 -2.34 (1.04) 0.025 Linear Regression 52 52 -2.49 (1.11) 0.029 Mixed Model 70 34 -2.89 (1.07) 0.0089 Mixed Model and Linear Regression 70 52 -2.83 (1.08) 0.011 All Enrolled Population 59 59 -2.14 (0.79) 0.0086 Sensitivity Analyses of Annualized Rate of Change in mFARS

Baseline-Controlled Study Conclusions Study met its primary endpoint (p=0.0022) All sensitivity analyses showed a significant treatment effect Additional categorical analyses demonstrated robustness of results and unlikely due to chance We believe the results of the baseline-controlled study support the mFARS results of MOXIe Part 2 and provide evidence of the effectiveness of omaveloxolone in FA

Omaveloxolone Regulatory Update In our Type C Meeting, Dr. Dunn, the Director of the Office of Neuroscience at the FDA, acknowledged that it would consider all opportunities to increase the persuasiveness of the MOXIe Part 2 results A cross-over design utilizing the ongoing long term extension study could provide important additional information if rigorously conducted and would be considered Reata provided a study concept design immediately after the meeting based on the Division’s request Reata subsequently submitted a statistical analysis plan Results of the analyses were recently provided to the FDA The FDA confirmed that it will review the study results after which it may request a meeting with us to discuss the conclusions of its review There can be no assurance that the FDA will accept the design of the baseline-controlled study or view these results as confirmatory evidence of the MOXIe Part 2 study  If the FDA does not accept these results, we will determine next steps, including whether it is feasible to conduct a second pivotal study

Financial & Operational Update

Financial Update Current cash balance of $578.3 million as of September 30, 2020 Cash expected to be sufficient to fund operations through end of 2023 September 31, 2020 December 31, 2019 (in thousands) (unaudited) Cash and Cash Equivalents $,578,263 $,664,324 Condensed Statements of Operations Three Months Ended September 30 Nine Months Ended September 30 (unaudited, in thousands, except share and per share data) 2020 2019 2020 2019 Total Collaboration Revenue $1,401 $8,242 $5,827 $23,846 Expenses Research and development 37,183 32,279 ,121,620 87,948 General and administrative 18,314 14,283 55,701 36,027 Depreciation 289 258 851 659 Total Expenses 55,786 46,820 ,178,172 ,124,634 Other income (expenses), net ,-11,164 -1,078 ,-31,967 -2,380 Net loss $,-65,456 $,-39,694 $-,181,976 $-,103,228 Net loss per share (basic and diluted) $-1.94 $-1.32 $-5.45 $-3.44 Weighted-average number of common shares used in net loss per share (basic and diluted) 33713507 30110391 33401599 30004211

Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended September 30 Nine Months Ended September 30 (unaudited, in thousands, except per share data) 2020 2019 2020 2019 Reconciliation of GAAP to Non-GAAP Research and development: GAAP Research and development $37,183 $32,279 $,121,620 $87,948 Less: Stock-based compensation expense -4,279 -1,885 ,-23,322 -5,235 Non-GAAP Research and development $32,904 $30,394 $98,298 $82,713 Reconciliation of GAAP to Non-GAAP General and administrative: GAAP General and administrative $18,314 $14,283 $55,701 $36,027 Less: Stock-based compensation expense -7,301 -3,495 ,-22,362 -8,855 Non-GAAP General and administrative $11,013 $10,788 $33,339 $27,172 Reconciliation of GAAP to Non-GAAP Operating expenses: GAAP Operating expenses $55,786 $46,820 $,178,172 $,124,634 Less: Stock-based compensation expense ,-11,580 -5,380 ,-45,684 ,-14,090 Non-GAAP Operating expenses $44,206 $41,440 $,132,488 $,110,544 Reconciliation of GAAP to Non-GAAP Net loss: GAAP Net loss $,-65,456 $,-39,694 $-,181,976 $-,103,228 Add: Stock-based compensation expense 11,580 5,380 45,684 14,090 Add: Non-cash interest expense related to sale of future royalties 10,413 0 11,077 0 Add: Loss on extinguishment of debt 0 0 11,183 0 Less: Gain on lease termination -,816 0 -,816 0 Non-GAAP Net loss $,-44,279 $,-34,314 $-,114,848 $,-89,138 Reconciliation of GAAP to Non-GAAP Net loss per common share-basic and diluted: GAAP Net loss per common share-basic and diluted $-1.94 $-1.32 $-5.45 $-3.44 Add: Stock-based compensation expense $0.34 $0.18 $1.37 $0.47 Add: Non-cash interest expense related to sale of future royalties $0.31 0 $0.33 0 Add: Loss on extinguishment of debt 0 0 $0.33 0 Less: Gain on lease termination -0.02 0 $-0.02 0 Non-GAAP Net loss per common share-basic and diluted $-1.3099999999999998 $-1.1400000000000001 $-3.44 $-2.9699999999999998

Preparation for Launch Success Strategic Priorities & Launch Objectives Launch Ready at FDA Approval Strategic Priorities Corporate Value Disease Awareness Product Access Organizational Readiness Physicians and patients are convinced of Reata’s commitment to Nephrology and Neurology Physicians, patients, and payers recognize AS, burden of disease, and accurate diagnosis Patients have seamless access to Reata products at approval Reata has all necessary people, process and systems in place to support a successful launch Product Launch Objectives (Approval) Rapidly establish our brand as the preferred and foundational therapeutic option for the treatment of Alport syndrome Ensure all eligible patients are well informed about their disease and the benefits of our product, and take action with their treatment Create a favorable environment to enable patient access to therapy HCPs Patients Payers

Concluding Remarks

Deep Pipeline with Two Pre-Registration Programs and Another Pivotal Study Ongoing 1Ex-Asia for bardoxolone Autoimmune Indications | RTA 1701 *NDA submission planned for 1Q21 **Subject to discussion with regulatory authorities DISCOVERY PRECLINICAL PHASE 1 PHASE 2  PIVOTAL NDA CKD Caused by Alport Syndrome | Bardoxolone* IgA Nephropathy | Bardoxolone Type 1 Diabetic CKD | Bardoxolone Focal Segmental Glomerulosclerosis | Bardoxolone Autosomal Dominant Polycystic Kidney Disease | Bardoxolone Friedreich’s Ataxia | Omaveloxolone** Neurological Indications | RTA 901 CHRONIC KIDNEY DISEASE NEUROLOGY OTHER

Reata at a Glance Chronic Kidney Disease Franchise Positive Year 2 data for Bard in Alport syndrome NDA planned for 1Q21 Pipeline in rare forms of CKD FALCON study in ADPKD ongoing Positive proof-of-concept data in FSGS, IgAN, and T1D CKD Neurology Franchise Positive pivotal data and Baseline-Controlled data for omaveloxolone in Friedreich’s ataxia Regulatory discussions ongoing with U.S. FDA Plan to study omaveloxolone in additional neurological diseases Global Opportunity Few or no effective therapies currently approved for lead indications Reata possesses worldwide commercial rights to all pipeline assets1 Commercial leadership in place for global commercial launches Robust intellectual property protection for bardoxolone and omaveloxolone 1Ex-Asia for bardoxolone

Q & A